(MSC Logo)



$_________

                  1407 East Thomas Road Phoenix, Arizona 85014

                    18% 12 MONTH PROMISSORY NOTE, SERIES DP-_______

       STATED MATURITY DATE:________________

Mountain States Capital, Inc., a corporation duly organized and existing under the laws of the State of Arizona (herein referred to as the "Issuer"), for value received, hereby promises to ___________ or registered assigns, upon due presentment of this Note for payment, the principal sum of $_______________ Dollars on or prior to the date set forth above (the "Stated Maturity") and to pay interest on the unpaid portion of said principal sum on the Stated Maturity from the date hereof through the day immediately preceding the date on which such principal sum becomes due and payable, compounded on the first day of each month beginning on the date set forth above. Because of this compounding, the annual yield will be 19.56%. The Issuer shall also pay interest on any overdue principal and on overdue interest, at the rate per annum specified in the title of this note.

The principal and interest so payable on the Maturity Date, and any redemption of Notes that may be made on any Redemption Date, will, as provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered on the Regular Record Date for the date on which interest or principal is payable (a "Payment Date"), which shall be the close of business on the 20th day of the month preceding that in which such Payment Date or Redemption Date occurs (whether or not a Business
Day). Any redemption not made on the Redemption Date or interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on the Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered on a Special Record Date for the payment of such defaulted redemption proceeds and interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not less than 10 days prior to such Special Record Date, or may be paid, at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Issuer designated for such purpose in the United States of America; provided that interest may be paid, at the option of the Issuer, by check mailed to the Person entitled thereto at his address as it appears on the Note Register.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

In Witness Whereof, Mountain States Capital, Inc., has caused this instrument to be signed, manually or in facsimile, by its Chief Executive Officer, President or a Vice President and by its Secretary or an Assistant Secretary and a facsimile of its corporate seal to be imprinted hereon.

Dated: __________________                          MOUNTAIN STATES CAPITAL, INC.

Attest: __________________                         By:__________________________
---------------------------
                (FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION)
               This is one of the Series of Notes referred to in
                        the within-mentioned Indenture.
                                           U.S. BANK TRUST NATIONAL ASSOCIATION,
                                           Trustee
                                           By:__________________________________
                                                      Authorized Officer

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 18% 12 Month Promissory Notes (herein called the "Notes"), issued and to be issued in one or more Series, and is part of the series of Notes designated on the face hereof (herein called the "Notes of this Series"), all issued and to be issued under an Indenture dated as of June 8, 2000, (as amended, herein called the "Indenture"), between the Issuer and U. S. Bank Trust National Association (the "Trustee"), which term includes any successor Trustee under the Indenture, to which Indenture and all indentures supplemental thereto (including the indenture supplemental thereto that authorized the Note of this Series) reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

As provided in the Indenture, the Notes are issuable in Series that may vary as provided or permitted in the Indenture. All Notes of each Series are equally and ratably secured to the extent provided by the supplemental indenture authorizing such Series. This Note is one of the Series specified in its title. Notwithstanding anything to the contrary in this Note, no recourse on this Note or under the Indenture shall be taken against any property of the Issuer included in the Trust Estate (if any) for other series of notes under the Indenture securing the Notes, it being understood that this Note and the Issuer's duties under the Indenture are obligations that are to be satisfied solely from the Trust Estate (if any) for the series DP-_________ Notes and from other assets of the Issuer that are not pledged to secure other series of notes.

The Notes are subject to mandatory redemption under the circumstances described in the following paragraphs 1 and 2.

1. So long as no Event of Default has occurred and is continuing under the Indenture, the Issuer will redeem Notes of this Series presented for redemption at a redemption price equal to 100% of the unpaid principal amount thereof (hereinafter referred to as the "Redemption Price") plus interest accrued thereon and unpaid, if any, to but not including the date fixed for redemption (the "Redemption Date"). Such redemption will be made on dates determined as follows: On each Payment Date commencing ___________, Notes shall be redeemed in Whole Note (i.e. $1,000, plus interest that has been deferred and compounded) increments upon ninety (90) days advance written request of the holder thereof.

Notes sought to be redeemed pursuant to the preceding paragraph may be presented for redemption by delivery to the Trustee of: (a) the Notes to be redeemed, and
(b) a written request for redemption in form satisfactory to the Trustee and signed by the Holder or duly authorized representative (with appropriate evidence of authority). Only Notes presented for redemption at least ninety (90) days prior to the Redemption Date will be eligible for redemption on that Redemption Date. All such Notes presented for redemption will be held by the Trustee until the Issuer is able to redeem them, unless withdrawn by written request actually received by the Trustee by the last day of the month preceding that in which they would otherwise have been redeemed. Notes shall be redeemed in the order of receipt by the Trustee. The Trustee may establish such procedures as it may deem fair and equitable in order to determine the order of receipt of such Notes.

2. So long as no Event of Default has occurred and is continuing under the Indenture, the Issuer, at its option, may redeem any or all of the Outstanding Notes of this Series on any Redemption Date at the Redemption Price of the principal amount thereof (plus interest accrued and unpaid on such Notes to but not including the Redemption Date).

If an Event of Default as defined in the Indenture shall occur and be continuing, the principal of all the Notes, or of all the Notes of any Series, may become or be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the United Stated of America, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same series and maturity, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purpose, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of a majority in aggregate principal amount of Notes at the time Outstanding (as defined in the Indenture), in case Outstanding Notes of all Series are to be affected, or with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Notes then Outstanding are to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, and of Notes at the time Outstanding of each Series to be affected in case one or more, but less than all, such Series are to be affected, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term "Issuer" as used in this Note includes any successor under the Indenture.

The Notes are issuable only in registered form without coupons in original denominations of $1,000 and any integral multiple thereof ("Whole Notes"), as provided in the Indenture and subject to certain limitations therein set forth. The Notes are exchangeable for a like aggregate principal amount of Notes of the same series and maturity of a different authorized denomination, as requested by the Holder surrendering same.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at all times, place and rate, and in the coin or currency, herein prescribed.

                             REQUEST FOR REDEMPTION

The undersigned Holder, or legal representative of the Holder, hereby presents the within Note of Mountain States Capital, Inc., for redemption on the next Redemption Date upon which such Note would be eligible for redemption in accordance with, and subject to, the terms and conditions of the within Note and the Indenture.

Dated:________________             Signed:______________________________________
                          (Please sign exactly as your name appears on the Note)

                              (FORM OF ASSIGNMENT)

The undersigned Holder, or legal representative of the Holder, hereby assigns this note to:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(print or type name, address and zip code of assignee)

The assignee's Social Security Number or other Taxpayer Identification Number is: ______________________

I hereby appoint the Trustee as my agent, with full power of substitution, to transfer my Note on the Note Register and the other books and records of the Issuer.

Dated:________________             Signed:______________________________________
                          (Please sign exactly as your name appears on the Note)